UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22061

Name of Fund: BlackRock Funds II

BlackRock Floating Rate Income Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds II, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 08/31/2013

Date of reporting period: 02/28/2013

Item 1 –	Report to Stockholders

2	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2013

Dear Shareholder

Despite a number of headwinds, risk assets generated strong returns during the 6- and 12-month periods as investors sought meaningful yields in the ongoing low-interest-rate environment. About this time one year ago, the European debt crisis returned to the headlines as unresolved policy decisions left it unclear as to how troubled peripheral countries would finance their sovereign debt, causing yields to soar. In the second quarter of 2012, political instability in Greece and severe deficit and liquidity problems in Spain raised the specter of a full-blown euro collapse. Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, emerged as a particular concern. As the outlook for the global economy worsened, however, investors grew increasingly optimistic that the world’s largest central banks would soon intervene to stimulate growth. This theme, along with the announcement of the European Central Bank’s (“ECB’s”) firm commitment to preserve the euro currency bloc, drove most asset classes higher through the summer. Policy relief came in early September, when the ECB announced its decision to support the eurozone’s debt-laden countries with unlimited purchases of short term sovereign debt. Days later, the US Federal Reserve announced its own much-anticipated stimulus package.

Although financial markets world-wide were buoyed by accommodative monetary policies, risk assets weakened in the fall. Global trade began to slow as many European countries fell into recession and growth continued to decelerate in China, where a once-a-decade leadership change compounded uncertainty. In the United States, stocks slid on lackluster corporate earnings reports and market volatility rose in advance of the US Presidential election. In the post-election environment, investors grew increasingly concerned over the “fiscal cliff,” the automatic tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013. There was widespread fear that the fiscal cliff would push the United States into recession unless politicians could agree upon alternate measures to reduce the deficit before the end of 2012. Worries that bipartisan gridlock would preclude a timely budget deal triggered higher levels of volatility in financial markets around the world in the months leading up to the last day of the year. Ultimately, the worst of the fiscal cliff was averted with a last-minute tax deal; however, decisions relating to spending cuts and the debt ceiling continued to weigh on investors’ minds.

Investors shook off the nerve-wracking finale to 2012 and began the New Year with a powerful equity rally. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaled modest but broad-based improvements in the world’s major economies, particularly in China. Global equities soared through January while rising US Treasury yields pressured high-quality fixed income assets. However, bond markets strengthened in February when economic momentum slowed and investors toned down their risk appetite. US stocks continued to rise, but at a more moderate pace. Uncertainty about how long the Federal Reserve would maintain its easing bias drove high levels of volatility later in the month, but these fears abated as the budget sequester (automatic spending cuts scheduled to take effect March 1) began to appear imminent and was deemed likely to deter any near-term curtailment of monetary easing policies. Outside the United States, equities largely declined as political uncertainty escalated after the Italian presidential election ended in a stalemate.

On the whole, riskier asset classes outperformed lower-risk investments for the 6- and 12-month periods ended February 28, 2013. International, US small cap and emerging market equities were the leading asset classes for the 6-month period, while US stocks and high yield bonds generated the strongest returns for the 12-month period. US Treasury yields remained relatively low overall, but have inched higher in recent months, pressuring Treasuries and investment-grade bonds. Tax-exempt municipal bonds, however, continued to benefit from favorable supply-and-demand dynamics. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

Investors continue to face many of the same risks as in years past. But we see a world of possibilities. BlackRock was built to provide the global market insight, breadth of capabilities, unbiased investment advice and deep risk management expertise these times require. Investors everywhere are asking, “So what do I do with my money?” Visit www.blackrock.com for answers.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Despite a number of headwinds, risk assets generated strong returns during the 6- and 12-month periods as investors sought meaningful yields in the ongoing low-interest-rate environment.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of February 28, 2013

	6-month	12-month
US large cap equities	8.95%	13.46%
(S&P 500® Index)
US small cap equities	13.02	14.02
(Russell 2000® Index)
International equities	14.41	9.84
(MSCI Europe, Australasia,
Far East Index)
Emerging market	12.06	0.28
equities (MSCI Emerging
Markets Index)
3-month Treasury	0.05	0.11
bill (BofA Merrill Lynch
3-Month US Treasury
Bill Index)
US Treasury securities	(1.51)	3.66
(BofA Merrill Lynch 10-
Year US Treasury Index)
US investment grade	0.15	3.12
bonds (Barclays US
Aggregate Bond Index)
Tax-exempt municipal	2.40	5.71
bonds (S&P Municipal
Bond Index)
US high yield bonds	6.67	11.79
(Barclays US Corporate
High Yield 2% Issuer
Capped Index)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of February 28, 2013

Investment Objective

BlackRock Floating Rate Income Portfolio’s (the “Fund”) investment objective is to seek to provide high current income, with a secondary objective of long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•	For the six months ended February 28, 2013, the Fund underperformed its benchmark, the S&P® Leveraged Loan Index.

What factors influenced performance?

•	Relative to the benchmark index, security selection within the media non-cable and automotive industries detracted from the Fund’s performance. The Fund’s underweight to the lower-rated segments of the loan market hindered results as these credits outperformed higher quality loans in the risk-asset rally during the period.

•	Contributing positively to relative performance was the Fund’s security selection among higher quality floating rate loan interests (bank loans) (where the Fund maintained a quality bias). From an industry perspective, holdings within healthcare, chemicals and gaming boosted results. The Fund’s tactical allocation to high yield bonds generated additional gains as the asset class outperformed bank loans during the period.

Describe recent portfolio activity.

•	During the period, the Fund maintained its focus on the higher quality segments of the loan market in terms of loan structure, liquidity and overall credit quality. Given mixed economic data and a tepid outlook for global growth, along with lingering global policy uncertainty, the Fund remained cautious of lower-rated less-liquid loans. Instead, the Fund sought issuers with attractive risk-reward characteristics and superior fundamentals. Monetary stimulus measures from global central banks largely supported risk asset prices in 2012; however, this development did not significantly influence the way the Fund invested in the loan market. More specifically, the Fund continued to adhere to a strict investment discipline with the goal of pursuing yield while minimizing exposure to macro risks. With the average loan trading at or just below par (i.e., with little or no upside), the Fund’s principal emphasis was on investing in strong companies with the ability to pay their debts despite a slow growth environment.

•	The Fund held cash committed for pending transactions, which created a drag on Fund returns as cash investments underperformed the bank loan market during the period.

Describe portfolio positioning at period end.

•	At period end, the Fund held 91% of its total portfolio in floating rate loan interests and 9% in corporate bonds. Relative to the benchmark, the Fund held industry overweights in building materials, wirelines and independent energy, while it was underweight in the technology, media non-cable and food and beverage industries.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
Floating Rate Loan Interests	91%
Corporate Bonds	9

Credit Quality Allocations[1]	Percent of Long-Term Investments
BBB/Baa	5%
BB/Ba	43
B	45
CCC/Caa	3
Not Rated	4

1 Using the higher of Standard and Poor’s or Moody’s rating.

4	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2013

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]

The Fund normally invests at least 80% of its assets in floating rate investments and investments that are the economic equivalent of floating rate investments, which effectively enables the Fund to achieve a floating rate of income.

[3]

This unmanaged composite index tracks returns in the leveraged loan market, capturing a broad cross-section of the US leveraged loan market — including dollar-denominated and US-syndicated loans to overseas issuers.

Performance Summary for the Period Ended February 28, 2013

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	4.00%	3.73%	6.89%	N/A	5.47%	N/A	5.40%	N/A
Investor A	3.65	3.47	6.54	3.90%	5.14	4.61%	5.11	4.85%
Investor C	3.00	3.10	5.75	4.75	4.37	4.37	4.33	4.33
Investor C1	3.06	3.21	6.02	5.02	4.63	4.63	4.59	4.59
S&P Leveraged Loan Index	—	3.85	7.85	N/A	7.19	N/A	5.68	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During the Period[5]	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,037.30	$3.54	$1,000.00	$1,021.32	$3.51	0.70%
Investor A	$1,000.00	$1,034.70	$5.15	$1,000.00	$1,019.74	$5.11	1.02%
Investor C	$1,000.00	$1,031.00	$8.91	$1,000.00	$1,016.02	$8.85	1.77%
Investor C1	$1,000.00	$1,032.10	$7.61	$1,000.00	$1,017.31	$7.55	1.51%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2013	5

About Fund Performance

The Fund acquired the assets and liabilities of BlackRock Senior Floating Rate Fund, Inc. (the “Predecessor Fund”) in a reorganization on March 21, 2011. The Predecessor Fund’s performance and financial history have been adopted by the Fund and will be used going forward from the date of reorganization.

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors. Prior to March 21, 2011, Institutional Shares’ performance results are those of the Predecessor Fund restated to reflect Institutional Shares’ fees.

•	Investor A Shares are subject to a maximum initial sales charge (front-end load) of 2.50% and a service fee of 0.25% per year (but no distribution fee). Prior to March 21, 2011, Investor A Shares performance results are those of the Predecessor Fund.

•	Investor C and Investor C1 Shares are subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within one year of purchase. In addition, Investor C and Investor C1 Shares are subject to a distribution fee of 0.75% and 0.50% per year, respectively, and a service fee of 0.25% and 0.25% per year, respectively. Prior to March 21, 2011, Investor C and Investor C1 Shares’ performance results are those of the Predecessor Fund restated to reflect Investor C and Investor C1 Shares’ fees.
Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assumes reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, waived and/or reimbursed a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 3 of the Notes to Consolidated Financial Statements for additional information on waivers and reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on September 1, 2012 and held through February 28, 2013) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”
The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2013

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including foreign currency exchange contracts and swaps, as specified in Note 2 of the Notes to Consolidated Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, credit and foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Consolidated Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2013	7

Consolidated Schedule of Investments February 28, 2013 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares		Value

Chemicals — 0.0%
GEO Specialty Chemicals, Inc. (a)(b)		39,151	$25,644

Media — 0.1%
HMH Publishing Co. Ltd. (AKA Education Media)		48,185	883,382

Paper & Forest Products — 0.1%
Ainsworth Lumber Co. Ltd.		381,049	1,192,684
Ainsworth Lumber Co.Ltd. (a)(b)		268,109	850,149

			2,042,833

Total Common Stocks — 0.2%			2,951,859

Corporate Bonds	Par (000)

Aerospace & Defense — 0.1%
AWAS Aviation Capital Ltd.,
7.00%, 10/17/16 (b)	USD	776	814,464

Airlines — 0.1%
American Airlines Pass-Through Trust,
Series 2011-2, Class A, 8.63%, 4/15/23		765	795,878
Continental Airlines Pass-Through Certificates,
Series 2012-3, Class C, 6.13%, 4/29/18		1,560	1,556,100

			2,351,978

Chemicals — 0.1%
Momentive Performance Materials, Inc.,
8.88%, 10/15/20		1,230	1,262,288

Commercial Services & Supplies — 0.8%
ARAMARK Corp., 3.80%, 2/01/15 (c)		395	395,596
Ceridian Corp., 8.88%, 7/15/19 (b)		2,750	3,100,625
HD Supply, Inc.:
11.00%, 4/15/20 (b)		3,175	3,825,875
7.50%, 7/15/20 (b)		3,750	3,754,687
Tervita Corp., 8.00%, 11/15/18 (b)		1,938	1,996,140

			13,072,923

Containers & Packaging — 0.5%
Ardagh Packaging Finance PLC/Ardagh MP
Holdings USA, Inc.:
7.00%, 11/15/20 (b)		7,500	7,518,750
4.88%, 11/15/22 (b)		506	498,410

			8,017,160

Diversified Financial Services — 1.2%
Ally Financial, Inc., 2.51%, 12/01/14 (c)		2,355	2,360,928
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
7.75%, 1/15/16		3,765	3,920,306
8.00%, 1/15/18		1,660	1,778,275
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
7.88%, 8/15/19		3,750	4,143,750

Corporate Bonds	Par (000)		Value

Diversified Financial Services (concluded)
5.75%, 10/15/20	USD	6,875	$7,098,437
6.88%, 2/15/21		430	459,025

			19,760,721

Diversified Telecommunication Services — 0.5%
Avaya, Inc., 7.00%, 4/01/19 (b)		1,793	1,712,315
Level 3 Financing, Inc.:
4.21%, 2/15/15 (c)		1,145	1,145,000
8.13%, 7/01/19		2,850	3,106,500
Lynx I Corp., 5.38%, 4/15/21 (b)		1,800	1,845,000

			7,808,815

Electric Utilities — 0.6%
Energy Future Intermediate Holding Co.
LLC/EFIH Finance, Inc.:
10.00%, 12/01/20		7,765	8,813,275
10.00%, 12/01/20 (b)		1,525	1,719,438

			10,532,713

Energy Equipment & Services — 0.1%
FTS International Services LLC/FTS International Bonds, Inc.,
8.13%, 11/15/18 (b)		832	861,120

Health Care Providers & Services — 1.2%
CHS/Community Health Systems, Inc.:
5.13%, 8/15/18		2,027	2,130,884
7.13%, 7/15/20		3,000	3,232,500
HCA, Inc.:
6.50%, 2/15/16		3,500	3,828,125
6.50%, 2/15/20		1,725	1,932,000
Tenet Healthcare Corp.:
6.25%, 11/01/18		1,180	1,306,850
8.88%, 7/01/19		4,260	4,813,800
4.50%, 4/01/21 (b)		2,880	2,840,400

			20,084,559

Hotels, Restaurants & Leisure — 0.3%
Caesars Entertainment Operating Co., Inc.,
9.00%, 2/15/20 (b)		741	731,737
Caesars Operating Escrow LLC/Caesars Escrow Corp.:
9.00%, 2/15/20 (b)		3,529	3,484,887
9.00%, 2/15/20 (b)		1,002	989,475

			5,206,099

Household Durables — 0.3%
Beazer Homes USA, Inc., 6.63%, 4/15/18		1,395	1,490,906
Jarden Corp., 7.50%, 5/01/17		3,425	3,874,531

			5,365,437

Household Products — 0.2%
Spectrum Brands, Inc., 9.50%, 6/15/18		3,500	3,968,125

Independent Power Producers & Energy Traders — 0.1%
Calpine Corp., 7.25%, 10/15/17 (b)		953	1,013,754

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	AKA	Also known as	FKA	Formerly known as
	CAD	Canadian Dollar	GBP	British Pound
	DIP	Debtor in possession	USD	US Dollar
	EUR	Euro

See Notes to Consolidated Financial Statements.

8	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2013

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Internet Software & Services — 0.3%
Zayo Group LLC/Zayo Capital, Inc.:
8.13%, 1/01/20	USD	2,790	$3,117,825
10.13%, 7/01/20		1,890	2,216,025

			5,333,850

Media — 0.2%
Clear Channel Communications, Inc.,
9.00%, 12/15/19 (b)		1,692	1,573,560
Clear Channel Worldwide Holdings, Inc.:
6.50%, 11/15/22 (b)		1,759	1,851,348
6.50%, 11/15/22 (b)		651	680,295

4,105,203
Metals & Mining — 0.4%
ArcelorMittal, 5.00%, 2/25/17		2,735	2,845,767
FMG Resources August 2006 Pty Ltd., 6.00%, 4/01/17 (b)		4,385	4,571,363

7,417,130
Oil, Gas & Consumable Fuels — 0.9%
EP Energy LLC/Everest Acquisition Finance, Inc., 6.88%, 5/01/19		960	1,046,400
Offshore Group Investment Ltd., 11.50%, 8/01/15		3,000	3,270,000
Sabine Pass LNG LP, 7.50%, 11/30/16		10,000	11,050,000

			15,366,400

Pharmaceuticals — 0.1%
inVentiv Health, Inc., 9.00%, 1/15/18 (b)		1,420	1,480,350

Real Estate Management & Development — 0.1%
Realogy Corp., 7.63%, 1/15/20 (b)		1,020	1,150,050

Software — 0.2%
First Data Corp.:
7.38%, 6/15/19 (b)		2,000	2,102,500
6.75%, 11/01/20 (b)		1,930	1,980,662

			4,083,162

Trading Companies & Distributors — 0.0%
United Rentals North America, Inc., 5.75%, 7/15/18		535	575,794

Wireless Telecommunication Services — 0.5%
Sprint Nextel Corp.:
9.00%, 11/15/18 (b)		4,330	5,369,200
7.00%, 3/01/20 (b)		3,270	3,825,900

			9,195,100

Total Corporate Bonds — 8.8%			148,827,195

Floating Rate Loan Interests (c)

Aerospace & Defense — 1.4%
Digitalglobe, Inc., Term Loan, 3.75%, 1/31/20		3,955	3,971,057
Sequa Corp., Initial Term Loan, 5.25%, 6/19/17		11,266	11,394,968
The SI Organization, Inc., New Tranche B Term Loan, 4.50%, 11/22/16		1,336	1,331,356
Spirit Aerosystems, Inc. (FKA Mid-Western Aircraft Systems, Inc. & Onex Wind Finance LP), Term B Loan, 3.75%, 4/18/19		1,474	1,480,009

Floating Rate Loan Interests (c)	Par (000)		Value

Aerospace & Defense (concluded)
TransDigm, Inc.:
Term Loan B, 3.50%, 2/19/17	USD	3,317	$3,330,629
Term Loan C, 3.75%, 2/15/20		1,605	1,608,017

			23,116,036

Air Freight & Logistics — 0.3%
Mirror Bidco Corp., Term Loan, 5.25%, 12/28/19		4,390	4,418,798

Airlines — 1.3%
AWAS Finance Luxembourg S.à r.l., Loan, 5.25%, 6/10/16		3,284	3,308,946
Delta Air Lines, Inc.:
Term B-1 Loan, 5.25%, 10/18/18		1,980	2,002,275
Term B-2 Loan, 4.25%, 4/18/16		2,370	2,391,923
Term Loan, 4.25%, 4/20/17		3,170	3,198,030
Northwest Airlines, Inc.:
Term Loan, 2.32%, 3/10/17		2,034	1,894,079
Term Loan, 2.32%, 3/10/17		1,125	1,047,375
Term Loan, 1.70%, 9/10/18		925	825,432
Term Loan, 1.70%, 9/10/18		916	817,805
US Airways Group, Inc., Loan, 2.70%, 3/21/14		6,950	6,930,123

			22,415,988

Auto Components — 1.9%
Allison Transmission, Inc., New Term B-2 Loan, 3.20%, 8/07/17		1,310	1,312,004
Federal-Mogul Corp.:
Tranche B Term Loan, 2.14%, 12/29/14		13,963	12,991,472
Tranche C Term Loan, 2.14%, 12/28/15		6,268	5,831,488
Fram Group Holdings, Inc./Prestone Holdings, Inc., Term Loan (First Lien), 6.50%, 7/29/17		3,619	3,640,287
The Goodyear Tire & Rubber Co., Loan (Second Lien), 4.75%, 4/30/19		6,745	6,770,294
UCI International, Inc. (United Components), Term Loan, 5.50%, 7/26/17		1,397	1,399,558

			31,945,103

Biotechnology — 0.3%
Grifols, Inc., New U.S. Tranche B Term Loan, 4.25%, 6/01/17		4,384	4,406,247

Building Products — 2.1%
Apex Tool Group LLC, Term Loan, 4.50%, 1/31/20		7,885	7,962,431
Armstrong World Industries, Inc., Term Loan B-1, 4.00%, 3/10/18		5,449	5,452,600
Capital Safety North America Holdings, Inc. (FKA Hupah Finance, Inc.), Initial Term Loan, 4.50%, 1/21/19		5,142	5,142,219
CPG International I, Inc., Term Loan, 5.75%, 9/21/19		5,062	5,100,280
Tronox Pigments (Netherlands) BV, Closing Date Term Loan, 4.25%, 2/08/18		3,493	3,490,708
Unifrax Holding Co., New Term B Dollar Loan, 4.25%, 11/28/18		1,745	1,745,733
Wilsonart LLC, Initial Term Loan, 5.50%, 10/31/19		6,580	6,649,090

			35,543,061

Capital Markets — 0.3%
American Capital Ltd. (FKA American Capital Strategies Ltd.), Senior Secured Term Loan, 5.50%, 8/22/16		5,506	5,561,060

See Notes to Consolidated Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2013	9

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (c)	Par (000)		Value

Chemicals — 2.2%
Ascend Performance Materials Operations LLC, Term B Loan, 6.75%, 4/10/18	USD	7,939	$8,018,031
Chemtura Corp., Term Facility, 5.50%, 8/29/16		3,255	3,279,413
Flash Dutch 2 BV & U.S. Coatings Acquisition, Inc.:
Initial Euro Term Loan, 5.25%, 2/01/20	EUR	1,475	1,945,292
Initial Term B Loan, 4.75%, 2/01/20	USD	13,370	13,532,312
General Chemical Corp., New Tranche B Term Loan, 5.00% - 5.75%, 10/06/15		1,658	1,663,945
Ineos U.S. Finance LLC:
Cash Dollar Term Loan, 6.50%, 5/04/18		4,519	4,611,307
Short-Dated Cash Dollar Term Loan, 5.50%, 5/04/15		625	636,843
Univar, Inc., Term B Loan, 5.00%, 6/30/17		3,392	3,375,607

			37,062,750

Commercial Services — 0.1%
Safway Services LLC, First Out
Tranche Loan, 9.00%, 12/18/17		1,500	1,500,000

Commercial Services & Supplies — 8.1%
ACCO Brands Corp., Term B Loan, 4.25%, 5/01/19		3,598	3,624,831
ADS Waste Holdings, Inc., Term Loan B, 4.25%, 10/09/19		14,485	14,498,616
Altegrity, Inc. (FKA U.S. Investigations Services, Inc.):
Term Loan, 3.20%, 2/21/15		2,488	2,401,251
Tranche D Term Loan, 7.75%, 2/21/15		1,303	1,303,500
American Rock Salt Co. LLC, Initial Loan, 5.50%, 4/25/17		2,309	2,286,449
ARAMARK Corp.:
LC-2 Facility, 0.05% - 3.40%, 7/26/16		25	24,811
LC-3 Facility, 0.05% - 3.40%, 7/26/16		10	10,181
Term Loan D, 4.00%, 2/22/20		2,850	2,858,921
U.S. Term B Loan
(Extending), 3.45%, 7/26/16		375	377,273
U.S. Term C Loan, 3.45% - 3.56%, 7/26/16		4,036	4,056,757
AWAS Finance Luxembourg 2012
SA, Term Loan, 4.75%, 7/16/18		887	902,165
Ceridian Corp., Extended U.S. Term Loan, 5.95%, 5/09/17		6,224	6,292,389
Coinmach Service Corp., Term Loan, 3.21%, 11/14/14		5,230	5,112,369
DynCorp International, Inc., Term Loan, 6.25%, 7/07/16		1,006	1,011,457
Garda Security, Term B Loan, 4.50%, 11/13/19		1,466	1,480,079
GCA Services Group, Inc.:
Initial Loan (Second Lien), 9.25%, 11/01/20		1,755	1,737,450
Initial Term Loan (First Lien), 5.25%, 11/01/19		2,645	2,645,000
Getty Images, Inc., Initial Term Loan (New), 4.75%, 10/18/19		6,005	6,051,719
HD Supply, Inc., Term Loan, 4.50%, 10/12/17		23,931	23,994,690
IG Investments Holdings LLC, Tranche B Term Loan (First Lien), 6.00%, 10/31/19		2,600	2,606,500
Infogroup, Inc., Term B Loan, 5.75%, 5/26/18		1,581	1,432,735
Intelligrated, Inc., Term Loan (First Lien 2012), 4.50%, 7/30/18		2,844	2,844,000
KAR Auction Services, Inc., Term Loan, 5.00%, 5/19/17		5,073	5,123,477

Floating Rate Loan Interests (c)	Par (000)		Value

Commercial Services & Supplies (concluded)
Kronos, Inc., Initial Term Loan
(Second Lien), 9.75%, 4/30/20	USD	2,130	$2,215,200
Laureate Education, Inc., Series 2018 Extended Term Loan, 5.25%, 6/15/18		7,558	7,598,491
Nexeo Solutions LLC, Initial Loans, 5.00%, 9/08/17		5,884	5,866,134
Progressive Waste Solutions Ltd., Term B Loan, 3.50%, 10/24/19		2,770	2,794,237
Protection One, Inc., Term Loan 2012, 5.75%, 3/21/19		2,729	2,753,259
RP Crown Parent LLC, Term Loan (First Lien), 6.75%, 12/21/18		2,410	2,444,656
The ServiceMaster Co., Term Loan C, 4.25%, 2/28/17		11,676	11,640,967
Tervita Corp. (FKA CCS Corp.), Term Loan, 6.25%, 5/15/18		3,815	3,834,685
VWR Funding, Inc., Term Loan B, 4.54%, 4/03/17		4,290	4,320,845

			136,145,094

Communications Equipment — 1.8%
Alcatel-Lucent USA, Inc.:
Asset Sale Loan, 6.25%, 8/01/16		3,550	3,587,098
Euro Term Loan, 7.50%, 1/30/19	EUR	2,470	3,233,225
U.S. Term Loan, 7.25%, 1/30/19	USD	9,340	9,442,740
Arris Group, Inc., Term Loan B, 3.50%, 2/07/20		5,165	5,153,689
Commscope, Inc., Tranche 1 Term Loan, 4.25%, 1/14/18		4,520	4,539,736
Riverbed Technology, Inc., Loan, 4.00%, 12/18/19		4,545	4,596,131

			30,552,619

Computer Software & Services — 0.0%
SunGard Data Systems, Inc. (Solar Capital Corp.), Tranche B U.S. Term Loan, 3.83% - 3.92%, 2/28/16		589	589,921

Computers & Peripherals — 0.4%
CDW LLC (FKA CDW Corp.), Extended Term Loan, 4.00%, 7/15/17		5,969	5,980,375

Construction Materials — 0.2%
Metals USA, Inc., Term B Loan, 6.25%, 12/13/19		3,230	3,234,037

Consumer Finance — 0.4%
Trans Union LLC, Replacement Term Loan, 5.50%, 2/10/18		7,396	7,439,140

Containers & Packaging — 0.2%
Berry Plastics Corp., Term Loan D, 3.50%, 2/10/20		1,225	1,216,793
Sealed Air Corp., Term B-1 Facility, 4.00%, 10/03/18		2,630	2,660,063

			3,876,856

Diversified Consumer Services — 0.9%
Bright Horizons Family Solutions LLC (FKA Bright Horizons Family Solutions, Inc.), Term B Loan, 4.00%, 1/30/20		11,485	11,542,425
Education Management LLC:
Tranche C-2 Term Loan, 4.31%, 6/01/16		1,000	833,210
Tranche C-3 Term Loan, 8.25%, 3/30/18		661	568,866

See Notes to Consolidated Financial Statements.

10	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2013

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (c)	Par (000)		Value

Diversified Consumer Services (concluded)
Weight Watchers International, Inc., Term F Loan, 4.00%, 3/15/19	USD	2,664	$2,672,911

			15,617,412

Diversified Financial Services — 3.0%
Delos Aircraft, Inc., Term Loan, 4.75%, 4/12/16		5,125	5,154,879
HarbourVest Partners LP, Term Loan, 4.75%, 11/21/17		2,580	2,592,415
iPayment, Inc., Term Loan, 5.75%, 5/08/17		329	330,651
Matrix Acquisition Corp. (MacDermid, Inc.), Tranche C Term Loan, 2.31%, 4/12/14	EUR	869	1,133,009
Nuveen Investments, Inc.:
Additional Extended First-Lien Term Loan, 5.81%, 5/13/17	USD	2,494	2,522,800
Extended First-Lien Term Loan, 5.81%, 5/13/17		11,326	11,481,455
First-Lien Incremental Term Loan, 7.25%, 5/13/17		290	291,450
New Second-Lien Term Loan, 8.25%, 2/28/19		5,784	5,899,680
Reynolds Group Holdings, Inc.,
U.S. Term Loan, 4.75%, 9/28/18		10,903	11,023,041
Springleaf Financial Funding Co. (FKA American General Finance Corp.), Initial Loan, 5.50%, 5/10/17		9,935	9,970,170

			50,399,550

Diversified Telecommunication Services — 4.9%
Avaya, Inc.:
Term B-3 Loan, 4.79%, 10/26/17		3,533	3,286,849
Term B-5 Loan, 8.00%, 3/31/18		1,136	1,141,680
Consolidated Communications, Inc.:
Incremental Term 3 Loan, 5.25%, 12/31/18		6,365	6,426,677
Term Loan B, 3.75%, 12/31/17		2,305	2,306,452
Hawaiian Telcom Communications, Inc., Term Loan, 7.00%, 2/28/17		4,080	4,156,271
Integra Telecom Holdings, Inc.: Term Loan, 6.00%, 2/20/19		4,020	4,064,220
Term Loan B, 9.75%, 2/28/21		2,120	2,167,700
Intelsat Jackson Holdings SA (FKA Intelsat Jackson Holdings Ltd.), Tranche B-1 Term Loan, 4.50%, 4/02/18		18,636	18,810,689
Level 3 Financing, Inc.:
Tranche B 2016 Term Loan, 4.75%, 2/01/16		3,586	3,626,355
Tranche B 2019 Term Loan, 5.25%, 8/01/19		3,100	3,131,651
Tranche B-II 2019 Term Loan, 4.75%, 8/01/19		17,060	17,196,480
Telesat Canada, Term A Loan, 4.40%, 3/28/17	CAD	5,230	4,982,764
U.S. Telepacific Corp., Term Loan Advance, 5.75%, 2/23/17	USD	5,046	5,031,578
West Corp., Term Loan B8, 4.25%, 6/30/18		5,880	5,897,170
Windstream Corp., Tranche B-4 Term Loan, 3.50%, 1/23/20		500	502,915

			82,729,451

Electrical Equipment — 0.2%
WESCO Distribution, Inc., Tranche B-1 Loan, 4.50%, 12/12/19		3,425	3,456,407

Floating Rate Loan Interests (c)	Par (000)		Value

Electronic Equipment, Instruments & Components — 0.0%
Flextronics International Ltd.:
A-2 Delayed Draw Loan, 2.45%, 10/01/14	USD	5	$4,919
A-3 Delayed Draw Loan, 2.45%, 10/01/14		6	5,739

			10,658

Energy Equipment & Services — 0.5%
Offshore Group Investment Ltd. (Vantage Delaware Holdings LLC), Loan, 6.25%, 10/25/17		8,744	8,788,034

Food & Staples Retailing — 1.7%
Alliance Boots Ltd. (FKA AB Acquisitions UK Topco 2 Ltd.):
Facility B1, 0.00% - 3.49%, 7/09/15	GBP	4,925	7,317,453
Term Loan B4, 0.00%, 7/09/17		750	1,114,504
BJ’s Wholesale Club, Inc.:
Initial Loans (Second Lien), 9.75%, 3/26/20	USD	1,505	1,554,861
New 2013 Replacement Loan (First Lien), 4.25%, 9/26/19		6,089	6,092,636
Rite Aid Corp.:
Term Loan, 5.75%, 7/07/20		3,935	4,024,639
Term Loan 6, 4.00%, 2/21/20		3,140	3,146,060
SUPERVALU, Inc., Term Loan B, 6.25%, 3/21/19		4,175	4,221,969
U.S. Foods, Inc. (AKA U.S. Foodservice, Inc.), Term Loan (2011), 5.75%, 3/31/17		1,227	1,240,938

			28,713,060

Food Products — 1.4%
AdvancePierre Foods, Inc., Term Loan (First Lien), 5.75%, 7/10/17		4,570	4,625,708
Del Monte Foods Co., Initial Term Loan, 4.00%, 3/08/18		7,487	7,513,010
Dole Food Co., Inc., Tranche B-2 Term Loan, 5.00% - 6.00%, 7/08/18		2,005	2,006,417
Michael Foods Group, Inc. (FKA M-Foods Holdings, Inc.), Term B Facility, 4.25%, 2/25/18		1,337	1,348,975
Pinnacle Foods Finance LLC:
Extended Initial Term Loan, 3.70%, 10/02/16		1,282	1,289,577
Tranche E Term Loan, 4.75%, 10/17/18		2,518	2,540,312
Solvest Ltd. (Dole), Tranche C-2 Term Loan, 5.00% - 6.00%, 7/08/18		3,588	3,590,436

			22,914,435

Health Care Equipment & Supplies — 3.8%
Bausch & Lomb, Inc., Parent Term Loan, 5.25%, 5/17/19		10,047	10,121,348
Biomet, Inc., Dollar Term B-1 Loan, 3.95% - 4.06%, 7/25/17		6,145	6,188,080
BSN Medical Luxembourg Holding S.à r.l. (P&F Capital), Facility B1A, 5.00%, 8/28/19		2,975	2,986,900
ConvaTec, Inc., Dollar Term Loan, 5.00%, 12/22/16		4,051	4,093,228

See Notes to Consolidated Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2013	11

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (c)	Par (000)		Value

Health Care Equipment & Supplies (concluded)
DJO Finance LLC (ReAble Therapeutics Finance LLC):
Tranche B-2 Term Loan (Extended), 5.20%, 11/01/16	USD	986	$992,452
Tranche B-3 Term Loan, 6.25%, 9/15/17		7,751	7,814,449
Hologic, Inc., Tranche B Term Loan, 4.50%, 8/01/19		11,273	11,397,019
Immucor, Inc. (FKA IVD Acquisition Corp.), Term B-2 Loan, 5.00%, 8/19/18		12,990	12,973,809
Kinetic Concepts, Inc., Dollar Term C-1 Loan, 5.50%, 5/04/18		6,871	6,955,531

			63,522,816

Health Care Providers & Services — 4.0%
American Renal Holdings, Inc.:
Term Loan B, 4.50%, 12/31/19		7,720	7,700,700
Term Loan C, 8.50%, 12/31/21		3,520	3,511,200
Ardent Medical Services, Inc., Term Loan (First Lien), 6.75%, 7/02/18		1,855	1,880,506
CHG Buyer Corp., Term Loan (First Lien), 5.00%, 11/19/19		3,459	3,499,333
DaVita HealthCare Partners, Inc. (FKA DaVita, Inc.):
Tranche B Term Loan, 4.50%, 10/20/16		4,580	4,612,735
Tranche B-2 Term Loan, 4.00%, 11/01/19		9,940	10,011,369
Drumm Investors LLC (AKA Golden Living), Term Loan, 5.00%, 5/04/18		4,696	4,499,757
Emdeon, Inc., Term B-1 Loan, 5.00%, 11/02/18		5,618	5,684,399
Emergency Medical Services Corp., Initial Term Loan, 4.00%, 5/25/18		7,974	7,983,826
Genesis Healthcare LLC, Loan, 10.00% - 10.75%, 12/04/17		1,583	1,551,469
HCA, Inc.:
Tranche B-2 Term Loan, 3.56%, 3/31/17		2,360	2,369,936
Tranche B-3 Term Loan, 3.45%, 5/01/18		1,770	1,778,089
Iasis Healthcare LLC, Term B-2 Loan, 4.50%, 5/03/18		2,682	2,692,564
Truven Health Analytics, Inc. (FKA Thomson Reuters (Healthcare), Inc.), New Tranche B Term Loan, 5.75%, 6/06/19		4,167	4,205,651
U.S. Renal Care, Inc., Initial Term Loan (First Lien), 6.25%, 7/03/19		2,955	2,995,783
Universal Health Services, Inc., Tranche B Term Loan 2011, 3.75%, 11/15/16		619	620,081
Vanguard Health Holding Co. II LLC (Vanguard Health System, Inc.), Initial Term Loan, 5.00%, 1/29/16		1,438	1,442,902

			67,040,300

Health Care Technology — 0.5%
IMS Health, Inc., Tranche B-1 Dollar Term Loan, 3.75%, 8/26/17		7,202	7,220,132

MedAssets, Inc., Term B Loan, 4.00%, 12/13/19		1,795	1,805,465

			9,025,597

Hotels, Restaurants & Leisure — 6.3%
Ameristar Casinos, Inc., B Term Loan, 4.00%, 4/16/18		1,098	1,103,768
Bass Pro Group LLC, Loan, 4.00%, 11/20/19		7,240	7,278,951
Boyd Gaming Corp., Increased Term Loan, 6.00%, 12/17/15		2,128	2,143,428

Floating Rate Loan Interests (c)	Par (000)		Value

Hotels, Restaurants & Leisure (concluded)
Caesars Entertainment Operating Co., Inc. (FKA Harrah’s Operating Co., Inc.):
Term B-1 Loan, 3.20%, 1/28/15	USD	6,625	$6,603,871
Term B-6 Loan, 5.45%, 1/28/18		1,620	1,487,225
Caesars Linq LLC/Caesars Octavius LLC, Term B Loan, 9.25%, 4/25/17		1,790	1,825,800
Centaur Acquisition LLC:
Term Loan, 8.75%, 2/20/19		4,940	4,943,112
Term Loan B, 8.75%, 2/20/20		2,430	2,466,450
Greektown Superholdings, Term Loan B, 6.25%, 11/26/18		5,750	5,776,335
Harrah’s Las Vegas Propco LLC, Senior Loan, (0.01)%-3.70%, 2/13/14		12,244	11,264,112
MGM Resorts International (MGM Grand Detroit LLC):
Term A Loan, 3.31%, 12/20/17		7,195	7,189,028
Term B Loan, 4.25%, 12/20/19		6,940	7,019,810
NP Opco LLC (Station GVR Acquisition LLC), B Term Loan, 5.50%, 9/28/19		5,676	5,708,865
OSI Restaurant Partners LLC, Term Loan, 4.75% - 5.75%, 10/28/19		3,773	3,820,001
Pilot Travel Centers LLC, First Amendment Tranche B Term Loan, 4.25%, 8/07/19		2,374	2,395,559
Seaworld Parks & Entertainment, Inc. (FKA SW Acquisitions Co., Inc.), Term B Loan, 4.00%, 8/17/17		6,231	6,257,337
Six Flags Theme Parks, Inc., Tranche B Term Loan, 4.00% - 5.25%, 12/20/18		2,542	2,571,506
Station Casinos LLC:
Term Loan B, 5.00%, 2/13/20		12,000	12,099,996
Tranche B-2 Term Loan, 6.25%, 6/17/16		6,675	6,619,397
Wendy’s International, Inc., Term Loan, 4.75%, 5/15/19		6,688	6,744,218

			105,318,769

Household Products — 0.4%
Spectrum Brands, Inc., Initial U.S. Term Loan, 4.50%, 12/17/19		6,585	6,664,547

Independent Power Producers & Energy Traders — 1.9%
The AES Corp., Initial Term Loan, 4.25%, 6/01/18		5,800	5,821,735
Calpine Corp.:
Term Loan, 4.00%, 4/01/18		5,957	5,991,812
Term Loan (6/2011), 4.00%, 4/01/18		1,489	1,497,299
Term Loan B3, 4.50%, 10/09/19		2,100	2,113,566
Dynegy Midwest Generation LLC, Term Loan, 9.25%, 8/05/16		5,782	5,967,985
Dynegy Power LLC, Term Loan, 9.25%, 8/05/16		7,623	7,928,385
Topaz Power Holdings LLC, Term Loan, 5.50%, 2/28/20		3,105	3,086,898

			32,407,680

Insurance — 1.0%
Alliant Holdings I LLC, Initial Term Loan, 5.00%, 12/20/19		2,885	2,906,637
Asurion LLC (FKA Asurion Corp.), Term Loan B1, 4.50%, 5/24/19		6,320	6,338,454

See Notes to Consolidated Financial Statements.

12	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2013

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (c)	Par (000)		Value

Insurance (concluded)
CNO Financial Group, Inc.:
Tranche B-1 Term Loan, 4.25%, 9/28/16	USD	2,366	$2,383,241
Tranche B-2 Term Loan, 5.00%, 9/28/18		3,243	3,273,143
Cunningham Lindsey U.S., Inc., Initial Term Loan (First Lien), 5.00%, 12/10/19		2,390	2,419,875

			17,321,350

Internet Software & Services — 0.9%
Web.com Group, Inc., Term Loan (First Lien 2012), 5.50%, 10/27/17		2,466	2,488,743
Zayo Group LLC (Zayo Capital, Inc.), Term Loan B, 4.25%, 7/12/19		12,347	12,385,174

			14,873,917

IT Services — 0.6%
Booz Allen Hamilton, Inc., Initial Tranche B Term Loan, 3.80%, 7/31/19		4,589	4,628,649
Genpact Ltd., Term Loan B, 4.25%, 8/30/19		5,960	6,019,663

			10,648,312

Leisure Equipment & Products — 1.3%
Alpha Topco Ltd. (Formula One), Facility B2 (USD), 6.00%, 4/30/19		5,086	5,149,246
Eastman Kodak Co., Term Loan (DIP), 8.50%, 7/20/13		953	953,091
Equinox Holdings, Inc., Initial Term Loan (First Lien), 5.50%, 1/31/20		3,295	3,327,950
FGI Operating Co. LLC, Term B Loan, 5.50%, 4/19/19		3,385	3,376,113
Leslie’s Poolmart, Inc., Tranche B Term Loan, 4.00% - 5.25%, 10/16/19		8,523	8,616,632

			21,423,032

Life Sciences Tools & Services — 0.8%
Patheon, Inc., Initial Term Loan, 7.25%, 12/14/18		1,830	1,851,005
Pharmaceutical Product Development, Inc. (Jaguar Holdings LLC), 2013 Term Loan, 4.25%, 12/05/18		11,708	11,774,134

			13,625,139

Machinery — 2.7%
Alliance Laundry Systems LLC:
Initial Term Loan (First Lien), 4.50%, 12/10/18		1,545	1,551,273
Initial Term Loan (Second Lien), 9.50%, 12/10/19		1,023	1,040,625
Ameriforge Group, Inc.:
Initial Term Loan (First Lien), 5.00%, 12/19/19		2,870	2,896,921
Initial Term Loan (Second Lien), 8.75%, 12/21/20		1,430	1,449,663
BakerCorp International, Inc. (FKA B-Corp Holdings, Inc.), Term Loan, 4.25%, 2/07/20		2,152	2,157,606
Bombardier Recreational Products, Inc., Term Loan B, 5.25%, 1/30/19		1,105	1,113,752
FPC Holdings, Inc., Initial Loan (First Lien), 5.25%, 11/19/19		3,195	3,231,934
Rexnord LLC/RBS Global, Inc., Term B Loan Refinancing, 4.50%, 4/01/18		5,129	5,160,817

Schaeffler AG, Term Loan B2, 6.00%, 1/27/17		4,210	4,208,948
Silver II Borrower SCA (Silver II U.S. Holdings LLC), Term Loan B, 4.75%, 12/13/19		9,045	9,045,000

Floating Rate Loan Interests (c)	Par (000)		Value

Machinery (concluded)
Terex Corp.:
New Euro Term Loan, 5.00%, 4/28/17	EUR	410	$536,548
New U.S. Term Loan, 4.50%, 4/28/17	USD	3,690	3,725,983
Wabash National, Initial Term Loan, 6.00%, 5/08/19		4,319	4,347,424
Windsor Financing LLC, Term B Facility, 6.25%, 12/05/17		4,431	4,569,672

			45,036,166

Media — 7.0%
AMC Entertainment, Inc., Term B-3 Loan, 4.75%, 2/22/18		1,931	1,944,013
Bresnan Broadband Holdings LLC, Term B Loan, 4.50%, 12/14/17		8,161	8,186,926
Catalina Marketing Corp., 2017 Term Loan, 5.70%, 9/29/17		3,372	3,377,193
CCO Holdings LLC, Term Loan, 0.00%, 9/06/14		2,156	2,154,225
Cengage Learning Acquisitions, Inc. (Thomson Learning):
Original Term Loan, 2.71%, 7/03/14		1,821	1,425,133
Tranche 1 Incremental Term Loan, 7.50%, 7/03/14		1,247	990,971
Charter Communications Operating LLC:
Term C Loan, 3.46%, 9/06/16		2,182	2,189,833
Term D Loan, 4.00%, 5/15/19		1,804	1,816,820
Clear Channel Communications, Inc.:
Term Loan, 3.76%, 7/30/14		2,975	2,963,487
Tranche B Term Loan, 3.85%, 1/29/16		13,290	11,366,283
Tranche C Term Loan, 3.85%, 1/29/16		1,148	969,244
Cumulus Media Holdings, Inc., Term Loan (First Lien 2012), 4.50%, 9/17/18		3,206	3,235,426
FoxCo Acquisition Sub LLC, Initial Term Loan, 5.50%, 7/14/17		4,185	4,232,634
Gray Television, Inc., Initial Term Loan, 4.75%, 10/12/19		4,910	4,957,538
Kabel Deutschland GmbH, Facility F1, 3.50%, 2/01/19		3,925	3,931,319
MTL Publishing LLC (EMI Music Publishing Group North America Holdings, Inc.), Term B Loan, 5.50%, 6/29/18		4,532	4,580,946
NEP/NCP Holdco, Inc.:
Term Loan, 4.75%, 1/03/20		6,355	6,370,887
Term Loan B, 5.25%, 1/22/20		2,500	2,507,025
Term Loan C, 9.50%, 7/22/20		2,420	2,480,500
Nielsen Finance LLC, Class B Dollar Term Loan, 3.95%, 5/02/16		6,596	6,609,671
Sinclair Television Group, Inc., New Tranche B Term Loan,
4.00%, 10/28/16		2,712	2,720,939
TWCC Holding Corp., Term Loan, 3.50%, 2/13/17		1,372	1,382,289
Univision Communications, Inc.:
Extended First-Lien Term Loan, 4.45%, 3/31/17		6,685	6,691,359
Term Loan C2, 4.75%, 3/01/20		4,200	4,205,250
UPC Financing Partnership:
Facility T, 3.70%, 12/30/16		730	731,650
Facility U, 0.00% - 4.12%, 12/31/17	EUR	2,175	2,836,864
Virgin Media Investment Holdings Ltd.:
Term Loan B, 3.50%, 2/06/20	USD	8,690	8,638,121
Term Loan B1, 4.50%, 2/15/20	GBP	5,450	8,235,644

See Notes to Consolidated Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2013	13

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (c)	Par (000)		Value

Media (concluded)
WideOpenWest Finance LLC, Term Loan, 6.25%, 7/17/18	USD	2,831	$2,864,037
WMG Acquisitions Corp., Initial Term Loan, 5.25%, 11/01/18		2,650	2,679,813

			117,276,040

Metals & Mining — 2.0%
Constellium Holdco BV, Initial Term Loan, 9.25%, 5/25/18		2,886	2,943,210
FMG Resources (August 2006) Pty Ltd. (FMG America Finance, Inc.), Term Loan, 5.25%, 10/18/17		14,795	14,972,497
Novelis, Inc.:
Term B-2 Loan, 4.00%, 3/10/17		1,378	1,379,330
Term Loan, 4.00%, 3/10/17		8,493	8,501,119
Walter Energy, Inc. (FKA Walter Industries, Inc.):
A Term Loan, 4.80% -4.81%, 4/01/16		785	784,804
B Term Loan, 5.75%, 4/02/18		5,011	5,019,841

			33,600,801

Multiline Retail — 0.6%
99¢ Only Stores, Tranche B-1 Loan, 5.25%, 1/11/19		1,987	2,000,657
Evergreen Acqco 1 LP, New Term Loan, 5.00%, 7/09/19		6,464	6,519,037
Hema Holding BV:
Facility B, 2.12%, 7/06/15	EUR	834	1,041,907
Facility C, 2.87%, 7/05/16		834	1,036,461

			10,598,062

Oil, Gas & Consumable Fuels — 2.8%
Chesapeake Energy Corp., Loan, 5.75%, 12/02/17	USD	11,750	11,993,577
EP Energy LLC (FKA Everest Acquisition LLC), Tranche B-1 Loan, 5.00%, 5/24/18		9,045	9,120,888
Gibson Energy ULC, Tranche B Term Loan, 4.75%, 6/15/18		6,334	6,392,508
MEG Energy Corp., Term Loan B, 3.75%, 3/18/20		5,172	5,184,510
Obsidian Natural Gas Trust, Loan, 7.00%, 11/02/15		849	857,804
Plains Exploration & Production Co., 7-Year Term Loan, 4.00%, 11/30/19		8,200	8,213,694
Samson Investment Co., Initial Term Loan (Second Lien), 6.00%, 9/25/18		1,760	1,776,509
Tesoro Corp., Term Loan, 2.55%, 1/28/16		4,195	4,231,706

			47,771,196

Personal Products — 0.3%
NBTY, Inc., Term B-1 Loan, 4.25%, 10/01/17		2,934	2,968,045
Prestige Brands, Inc., Term B-1 Loan, 3.75% - 5.00%, 1/31/19		2,331	2,342,495

			5,310,540

Pharmaceuticals — 3.1%
Aptalis Pharma, Inc. (FKA Axcan Intermediate Holdings, Inc.), Term B-1 Loan, 5.50%, 2/10/17		10,379	10,399,901
Capsugel Holdings U.S., Inc., Initial Term Loan (New), 4.75%, 8/01/18		3,245	3,278,322
inVentiv Health, Inc. (FKA Ventive Health, Inc.):
Consolidated Term Loan, 7.50%, 8/04/16		2,037	2,004,324

Floating Rate Loan Interests (c)	Par (000)		Value

Pharmaceuticals (concluded)
Term B-3 Loan, 7.75%, 5/15/18	USD	1,619	$1,591,665
Par Pharmaceutical Cos., Inc. (Par Pharmaceutical, Inc.), Additional Term B-1 Loan, 4.25%, 9/30/19		14,416	14,398,417
Quintiles Transnational Corp., Term B-2 Loan, 4.50%, 6/08/18		5,445	5,487,241
RPI Finance Trust, New Term Loan, 4.00%, 11/09/18		684	690,665
Valeant Pharmaceuticals International, Inc.:
Series C-1 Tranche B Term Loan, 3.50%, 12/11/19		3,790	3,804,213
Series D-1 Tranche B Term Loan, 3.50%, 9/27/19		6,054	6,078,799
Warner Chilcott Co. LLC, Term B-2 Loan, 4.25%, 3/15/18		479	483,091
Warner Chilcott Corp.:
Additional Term B-1 Loan, 4.25%, 3/15/18		588	593,427
Term B-1 Loan, 4.25%, 3/15/18		1,549	1,562,592
WC Luxco S.à r.l. (Warner Chilcott), Term B-3 Loan, 4.25%, 3/15/18		1,065	1,074,282

			51,446,939

Professional Services — 0.8%
Crossmark Holdings, Inc., Term Loan B, 4.50%, 12/20/19		3,700	3,724,457
Interactive Data Corp., Refinanced Term Loan, 3.75%, 2/11/18		8,638	8,649,886
On Assignment, Inc., Initial Term B Loan, 5.00%, 5/15/19		1,388	1,400,073

			13,774,416

Real Estate Investment Trusts (REITs) — 0.5%
iStar Financial, Inc., Loan, 4.50%, 10/15/17		8,511	8,516,538

Real Estate Management & Development — 1.2%
Realogy Corp.:
Extended First-Lien Term Loan, 4.42%, 10/10/16		19,773	19,767,682
Extended Synthetic Commitment, 0.05% - 4.40%, 10/10/16		981	981,121
Non-Extended Synthetic Commitment, 0.05% - 3.15%, 10/10/13		135	134,852

			20,883,655

Road & Rail — 0.2%
Transtar Holding Co., Term Loan (First Lien 2012), 5.50%, 10/09/18		3,092	3,123,173

Semiconductors & Semiconductor Equipment — 1.5%
Freescale Semiconductor, Inc.:
Term Loan B, 4.25%, 2/28/20		1,200	1,200,756
Term Loan B4, 5.00%, 2/28/20		10,355	10,313,580
Tranche B-1 Term Loan, 4.45%, 12/01/16		5,887	5,886,730
NXP BV/NXP Funding LLC:
Tranche A-1 Loan, 4.50%, 3/03/17		1,187	1,203,301
Tranche A-2 Loan, 5.50%, 3/03/17		1,737	1,769,634

Tranche B Loan, 5.25%, 3/19/19		965	974,789
Tranche C Loan, 4.75%, 1/10/20		3,725	3,782,030

			25,130,820

See Notes to Consolidated Financial Statements.

14	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2013

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (c)	Par (000)		Value

Software — 3.8%
Blackboard, Inc., Term B-2 Loan, 6.25%, 10/04/18	USD	574	$578,404
CCC Holdings, Inc., Term Loan, 5.25%, 12/20/19		1,550	1,559,300
First Data Corp.:
2018 Dollar Term Loan, 4.20%, 3/23/18		23,393	23,098,480
2018B Term Loan, 5.20%, 9/24/18		6,165	6,162,226
Infor (U.S.), Inc. (FKA Lawson Software, Inc.), Tranche B-2 Term Loan, 5.25%, 4/05/18		13,674	13,822,157
Sabre, Inc., Term Loan B, 5.25%, 2/19/19		5,050	5,046,415
Sophia LP, Term B Loan, 4.50%, 7/19/18		3,852	3,880,559
SS&C Technologies, Inc./Sunshine Acquisition II, Inc.:
Funded Term B-1 Loan, 5.00%, 6/07/19		4,927	4,970,270
Funded Term B-2 Loan, 5.00%, 6/07/19		510	514,166
SunGard Data Systems, Inc. (Solar Capital Corp.), Tranche D Term Loan, 4.50%, 1/31/20		4,190	4,221,425

			63,853,402

Specialty Retail — 4.6%
Academy Ltd., Initial Term Loan (2012), 4.75%, 8/03/18		7,562	7,649,527
David’s Bridal, Inc., Initial Term Loan, 5.00%, 10/11/19		9,045	9,137,711
The Gymboree Corp., Term Loan B, 5.00%, 2/23/18		599	575,459
Harbor Freight Tools USA, Inc./Central Purchasing LLC, Initial Loan, 5.50%, 11/14/17		2,289	2,311,385
J. Crew Group, Inc., Term B-1 Loan, 4.00%, 3/07/18		3,559	3,559,751
Jo-Ann Stores, Inc., Term B Loan, 4.00%, 3/16/18		2,994	2,998,867
Michaels Stores, Inc., Term Loan B, 3.75%, 1/28/20		13,265	13,294,448
The Neiman Marcus Group, Inc., Term Loan, 4.00%, 5/16/18		7,660	7,657,472
Party City Holdings, Inc., Term Loan B, 4.25%, 7/27/19		15,000	14,988,750
PetCo Animal Supplies, Inc., New Loans, 4.00%, 11/24/17		6,939	6,989,560
Toys ’R’ Us-Delaware, Inc.:
Term B-1 Loan, 6.00%, 9/01/16		480	467,694
Term B-2 Loan, 5.25%, 5/25/18		495	469,907
Term B-3 Loan, 5.25%, 5/25/18		2,421	2,287,455
The Yankee Candle Co., Inc., Initial Term Loan, 5.25%, 4/02/19		4,527	4,551,621

			76,939,607

Textiles, Apparel & Luxury Goods — 0.6%
Burlington Coat Factory Warehouse Corp., Term B-1 Loan, 5.50%, 2/23/17		1,275	1,286,458
PVH Corp. (FKA Phillips-Van Heusen Corp.), Term Loan B, 3.25%, 2/13/20		6,075	6,123,721
Wolverine World Wide, Inc., Tranche B Term Loan, 4.00%, 7/31/19		2,658	2,678,433

			10,088,612

Thrifts & Mortgage Finance — 0.2%
Ocwen Loan Servicing, Term Loan, 5.00%, 2/15/18		2,930	2,965,394

Floating Rate Loan Interests (c)	Par (000)		Value

Transportation Infrastructure — 0.1%
Road Infrastructure Investment LLC, Term Loan (First Lien), 6.25%, 3/30/18	USD	918	$920,358

Wireless Telecommunication Services — 1.4%
Cricket Communications, Inc., Term Loan, 4.75%, 10/10/19		2,275	2,282,121
MetroPCS Wireless, Inc., Tranche B-3 Term Loan, 4.00%, 3/17/18		3,042	3,046,760
Syniverse Holdings, Inc., Term Loan B, 4.00%, 4/23/19		4,000	3,995,000
Vodafone Americas Finance 2, Inc.:
Initial Loan, 6.88%, 8/11/15		7,188	7,331,278
New Series A Loan, 6.25%, 7/11/16		5,981	6,145,734

			22,800,893

Total Floating Rate Loan Interests — 88.5%			1,488,324,163

Other Interests (d)	Beneficial Interest (000)

Chemicals — 0.0%
Wellman Holdings, Inc.	USD	8,250	82

Diversified Financial Services — 0.1%
J.G. Wentworth LLC Preferred Equity Interests (a)		1	1,372,548

Total Other Interests — 0.1%			1,372,630

Warrants (e)	Shares

Media — 0.0%
New Vision Holdings LLC:
(Issued 3/21/11, Expires 9/30/14, Strike Price $25)		7,419	13,723
(Issued 3/21/11, Expires 9/30/14, Strike Price $29.40)		41,217	76,239

Total Warrants — 0.0%			89,962

Total Long-Term Investments (Cost — $1,624,344,776) — 97.6%			1,641,565,809

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (f)(g)		413,542,221	413,542,221

Total Short-Term Securities (Cost — $413,542,221) — 24.6%			413,542,221

Total Investments (Cost — $2,037,886,997) — 122.2%			2,055,108,030
Liabilities in Excess of Other Assets — (22.2)%			(373,269,404)

Net Assets — 100.0%			$1,681,838,626

See Notes to Consolidated Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2013	15

Consolidated Schedule of Investments (continued)

Notes to Consolidated Schedule of Investments

(a)	Non-income producing security.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	Variable rate security. Rate shown is as of report date.
(d)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(e)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.
(f)	Investments in issuers considered to be an affiliate of the Fund during the six months ended February 28, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	Shares		Shares
	Held at		Held at
	August 31,	Net	February 28,		Realized
Affiliate	2012	Activity	2013	Income	Gain

BlackRock Liquidity Funds, TempFund, Institutional Class	105,813,605	307,728,616	413,542,221	$134,354	$1,874

(g)	Represents the current yield as of report date.

•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Foreign currency exchange contracts as of February 28, 2013 were as follows:

						Unrealized
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Appreciation (Depreciation)

USD	4,979,779	CAD	4,913,000	Deutsche Bank AG	4/17/13	$220,801

USD	1,030,373	GBP	680,000	Deutsche Bank AG	4/17/13	(945)

USD	6,776,122	GBP	4,230,000	Goldman Sachs Group, Inc.	4/17/13	360,715

USD	648,309	EUR	488,000	BNP Paribas SA	4/23/13	10,935

USD	1,504,628	EUR	1,131,000	BNP Paribas SA	4/23/13	27,435

USD	2,631,936	EUR	1,970,000	BNP Paribas SA	4/23/13	58,929

USD	642,411	EUR	475,000	Citigroup, Inc.	4/23/13	22,015

USD	5,505,890	EUR	4,132,000	Citigroup, Inc.	4/23/13	109,107

Total						$808,992

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

•	Level 2 - other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•	Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

See Notes to Consolidated Financial Statements.

16	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2013

Consolidated Schedule of Investments (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Consolidated Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of February 28, 2013:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Common Stocks	$2,076,066	$850,149	$25,644	$2,951,859
Corporate Bonds	–	148,827,195	–	148,827,195
Floating Rate Loan Interests	–	1,413,354,322	74,969,841	1,488,324,163
Other Interests	–	–	1,372,630	1,372,630
Warrants	–	–	89,962	89,962
Short-Term Securities	413,542,221	–	–	413,542,221
Unfunded Loan Commitments	–	1,132	–	1,132

Total	$415,618,287	$1,563,032,798	$76,458,077	$2,055,109,162

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	–	$809,937	–	$809,937
Liabilities:
Foreign currency exchange contracts	–	(945)	–	(945)

Total	–	$808,992	–	$808,992

[1] Derivative financial instruments are foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of February 28, 2013, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Cash	$10,573,575	–	–	$10,573,575
Foreign currency at value	3,249,582	–	–	3,249,582

Total	$13,823,157	–		$13,823,157

There were no transfers between Level 1 and Level 2 during the six months ended February 28, 2013.

See Notes to Consolidated Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2013	17

Consolidated Schedule of Investments (concluded)

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Floating Rate Loan Interests	Other Interests	Warrants	Total

Assets:
Opening Balance, as of August 31, 2012	$18,010	$38,764,070	$2,470,669	–	$41,252,749
Transfers into Level 3[2]	–	24,714,820	–	–	24,714,820
Transfers out of Level 3[2]	–	(14,995,155)	–	–	(14,995,155)
Accrued discounts/premiums	–	25,528	–	–	25,528
Net realized gain (loss)	–	87,216	–	–	87,216
Net change in unrealized appreciation/depreciation[3]	7,634	3,192,058	(1,098,039)	$89,962	2,191,615
Purchases	–	29,954,593	–	–	29,954,593
Sales	–	(6,773,289)	–	–	(6,773,289)

Closing Balance, as of February 28, 2013	$25,644	$74,969,841	$1,372,630	$89,962	$76,458,077

[2]

Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period. As of August 31, 2012, the Fund used observable inputs in determining the value of certain investments. As of February 28, 2013, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $24,714,820 transferred from Level 2 to Level 3 in the disclosure hierarchy.

[3]

Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statement of Operations. The change in unrealized appreciation/depreciation on investments still held as of February 28, 2013 was $2,268,518.

Certain of the Fund’s investments that are categorized as Level 3 were valued utilizing transaction prices or third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value in such Level 3 investments.

See Notes to Consolidated Financial Statements.

18	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2013

Consolidated Statement of Assets and Liabilities

February 28, 2013 (Unaudited)

Assets

Investments at value – unaffiliated (cost – $1,624,344,776)	$1,641,565,809
Investments at value – affiliated (cost – $413,542,221)	413,542,221
Cash	10,573,575
Foreign currency at value (cost – $3,290,251)	3,249,582
Investments sold receivable	58,262,638
Unrealized appreciation on foreign currency exchange contracts	809,937
Unrealized appreciation on unfunded loan commitments	1,132
Capital shares sold receivable	8,894,630
Interest receivable	6,794,928
Dividends receivable – affiliated	26,409
Prepaid expenses	52,945

Total assets	2,143,773,806

Liabilities

Investments purchased payable	455,832,296
Unrealized depreciation on foreign currency exchange contracts	945
Income dividends payable	1,950,862
Capital shares redeemed payable	2,565,909
Investment advisory fees payable	734,474
Service and distribution fees payable	203,452
Other affiliates payable	95,603
Officer’s and Trustees’ fees payable	6,295
Other accrued expenses payable	545,344

Total liabilities	461,935,180

Net Assets	$1,681,838,626

Net Assets Consist of

Paid-in capital	$1,785,737,877
Undistributed net investment income	2,094,347
Accumulated net realized loss	(124,419,040)
Net unrealized appreciation/depreciation	18,425,442

Net Assets	$1,681,838,626

Net Asset Value

Institutional – Based on net assets of $959,656,095 and 91,876,017 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.45

Investor A – Based on net assets of $560,450,382 and 53,678,803 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.44

Investor C – Based on net assets of $67,563,602 and 6,471,987 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.44

Investor C1 – Based on net assets of $94,168,547 and 9,019,034 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.44

See Notes to Consolidated Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2013	19

Consolidated Statement of Operations

Six Months Ended February 28, 2013 (Unaudited)

Investment Income

Interest	$33,426,911
Dividends – affiliated	134,354
Dividends – unaffiliated	331,726

Total income	33,892,991

Expenses

Investment advisory	3,458,314
Service and distribution – class specific	1,242,210
Administration	427,524
Transfer agent – class specific	257,092
Administration – class specific	152,196
Professional	140,907
Registration	80,091
Custodian	35,949
Printing	25,164
Officer and Trustees	18,095
Miscellaneous	174,255
Recoupment of past waived fees – fund level	59,871
Recoupment of past waived fees – class specific	47,757

Total expenses	6,119,425
Less fees waived by Manager	(95,844)
Less administration fees waived – class specific	(21,091)
Less transfer agent fees waived – class specific	(231)
Less transfer agent fees reimbursed – class specific	(14,541)

Total expenses after fees waived and reimbursed	5,987,718

Net investment income	27,905,273

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments	4,561,492
Capital gain distributions received from affiliated investment companies	1,874
Swaps	(1,132,594)
Foreign currency transactions	(1,297,169)

2,133,603

Net change in unrealized appreciation/depreciation on:
Investments	11,275,395
Swaps	644,280
Foreign currency translations	1,488,759

13,408,434

Total realized and unrealized gain	15,542,037

Net Increase in Net Assets Resulting from Operations	$43,447,310

See Notes to Consolidated Financial Statements.

20	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2013

Consolidated Statements of Changes in Net Assets

Increase in Net Assets:	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012

Operations

Net investment income	$27,905,273	$38,715,650
Net realized gain (loss)	2,133,603	(17,285,112)
Net change in unrealized appreciation/depreciation	13,408,434	55,228,250

Net increase in net assets resulting from operations	43,447,310	76,658,788

Dividends to Shareholders From

Net investment income:
Institutional	(14,932,245)	(15,243,251)[1]
Investor A	(10,588,221)	(16,778,801)[1]
Investor C	(993,697)	(1,457,566)[1]
Investor C1	(1,851,793)	(4,900,457)[1]

Decrease in net assets resulting from dividends to shareholders	(28,365,956)	(38,380,075)

Capital Share Transactions

Net increase in net assets derived from capital share transactions	597,889,706	271,243,210

Redemption Fees

Redemption fees	19,427	95,889

Net Assets

Total increase in net assets	612,990,487	309,617,812
Beginning of period	1,068,848,139	759,230,327

End of period	$1,681,838,626	$1,068,848,139

Undistributed net investment income	$2,094,347	$2,555,030

[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Consolidated Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2013	21

Financial Highlights

	Institutional			Investor A
	Six Months Ended February 28, 2013[1] (Unaudited)	Year Ended August 31, 2012[1]	Period March 21, 2011[2] to August 31, 2011	Six Months Ended February 28, 2013[1] (Unaudited)	Year Ended August 31,
					2012[1]	2011[3]	2010[3]	2009[3]	2008[3]

Per Share Operating Performance

Net asset value, beginning of period	$ 10.32	$ 9.83	$ 10.32	$ 10.31	$ 9.83	$ 9.98	$ 9.42	$ 10.50	$ 11.31

Net investment income[4]	0.24	0.50	0.21	0.22	0.47	0.36	0.47	0.51	0.67
Net realized and unrealized gain (loss)	0.13[5]	0.49[5]	(0.50)[5]	0.13[5]	0.48[5]	(0.15)[5]	0.56	(1.09)	(0.81)

Net increase (decrease) from investment operations	0.37	0.99	(0.29)	0.35	0.95	0.21	1.03	(0.58)	(0.14)

Dividends from net investment income	(0.24)	(0.50)[6]	(0.20)[6]	(0.22)	(0.47)[6]	(0.36)[6]	(0.47)[6]	(0.50)[6]	(0.67)[6]

Net asset value, end of period	$ 10.45	$ 10.32	$ 9.83	$ 10.44	$ 10.31	$ 9.83	$ 9.98	$ 9.42	$ 10.50

Total Investment Return[7]

Based on net asset value	3.73%[8]	10.29%	(2.86)%[8]	3.47%[8]	9.80%	2.84%	11.20%	(4.69)%	(1.32)%[9]

Ratios to Average Net Assets

Total expenses	0.72%[10]	0.80%	0.86%[10,11]	1.04%[10]	1.11%	1.48%[12]	1.53%[1][2]	1.53%[12]	1.28%[9,12]

Total expenses excluding recoupment of past waived fees	0.71%[10]	0.80%	0.86%[10,11]	1.01%[10]	1.10%	1.48%[12]	1.53%[12]	1.53%[12]	1.28%[9,12]

Total expenses after fees waived and reimbursed	0.70%[10]	0.70%	0.70%[10]	1.02%[10]	1.05%	1.41%[12]	1.53%[12]	1.53%[12]	1.28%[9,12]

	4.54%[10]	4.95%	4.52%[10]	4.23%[10]	4.60%	4.12%[12]	4.82%[12]	5.97%[12]	6.16%[12]

Supplemental Data

Net assets, end of period (000)	$959,656	$484,591	$249,255	$560,450	$436,960	$347,363	$298,135	$311,662	$399,400

Portfolio turnover of the Master LLC	–	–	–	–	–	45%[13]	108%	47%	56%

Portfolio turnover	50%	60%	46%	50%	60%	46%[14]	–	–	–

[1]	Consolidated Financial Highlights.
[2]	Commencement of operations.
[3]

On March 21, 2011, BlackRock Senior Floating Rate Fund, Inc. and BlackRock Senior Floating Rate Fund II, Inc. were reorganized into the Fund. The activity in the table presented above is for the accounting survivor, BlackRock Senior Floating Rate Fund, Inc., for the periods prior to the date of the reorganization and for the post-reorganization fund thereafter. The net asset values and other per share information have been restated for periods prior to the reorganization to reflect the share conversion ratio of 0.76034411. See Note 1 of the Notes to Consolidated Financial Statements.

[4]	Based on average shares outstanding.
[5]	Includes redemption fees, which are less than $0.005 per share.
[6]	Dividends are determined in accordance with federal income tax regulations.
[7]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[8]	Aggregate total investment return.
[9]

During the year ended August 31, 2008, the Fund recorded a refund related to overpayments of prior years’ tender offer fees, which increased net investment income per share $0.02 and increased total investment return 0.24%. The expense ratio excluding the refund was 1.46%.

[10]	Annualized.
[11]	Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional would have been 0.88%.
[12]	Includes the Fund’s share of the Master Senior Floating Rate LLC’s (the “Master LLC”) allocated expenses and/or net investment income.
[13]	For the period September 1, 2010 through March 20, 2011.
[14]

Prior to the reorganization on March 21, 2011, BlackRock Senior Floating Rate Fund, Inc. invested all of its assets in Master LLC. The rate shown is that of the post-reorganization stand alone fund for the period March 21, 2011 to August 31, 2011.

See Notes to Consolidated Financial Statements.

22	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2013

Financial Highlights (concluded)

	Investor C						Investor C1
	Six Months Ended February 28, 2013[1] (Unaudited)		Year Ended August 31, 2012[1]		Period March 21, 2011[2] to August 31, 2011		Six Months Ended February 28, 2013[1] (Unaudited)		Year Ended August 31, 2012[1]		Period March 21, 2011[2] to August 31, 2011

Per Share Operating Performance

Net asset value, beginning of period	$10.31		$9.82		$10.32		$10.31		$9.83		$10.32

Net investment income[3]	0.18		0.39		0.16		0.19		0.42		0.17
Net realized and unrealized gain (loss)[4]	0.14		0.49		(0.51)		0.14		0.48		(0.50)

Net increase (decrease) from investment operations	0.32		0.88		(0.35)		0.33		0.90		(0.33)

Dividends from net investment income	(0.19)		(0.39)	[5]	(0.15)	[5]	(0.20)		(0.42)	[5]	(0.16)	[5]

Net asset value, end of period	$10.44		$10.31		$9.82		$10.44		$10.31		$9.83

Total Investment Return[6]

Based on net asset value	3.10%	[7]	8.98%		(3.43)%	[7]	3.21%	[7]	9.28%		(3.22)%	[7]

Ratios to Average Net Assets

Total expenses	1.79%	[8]	1.86%		1.92%	[8,9]	1.53%	[8]	1.58%		1.64%	[8,9]

Total expenses excluding recoupment of past waived fees	1.75%	[8]	1.86%		1.92%	[8,9]	1.52%	[8]	1.58%		1.64%	[8,9]

Total expenses after fees waived and reimbursed	1.77%	[8]	1.80%		1.77%	[8]	1.51%	[8]	1.54%		1.53%	[8]

Net investment income	3.46%	[8]	3.85%		3.45%	[8]	3.75%	[8]	4.15%		3.68%	[8]

Supplemental Data

Net assets, end of period (000)	$67,564		$46,765		$34,502		$94,169		$100,532		$128,110

Portfolio turnover	50%		60%		46%		50%		60%		46%

[1]	Consolidated Financial Highlights.
[2]	Commencement of operations.
[3]	Based on average shares outstanding.
[4]	Includes redemption fees, which are less than $0.005 per share.
[5]	Dividends are determined in accordance with federal income tax regulations.
[6]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[7]	Aggregate total investment return.
[8]	Annualized.
[9]

Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Investor C and Investor C1 would have been 1.94% and 1.66%, respectively.

See Notes to Consolidated Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2013	23

Notes to Consolidated Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. These financial statements relate to one series of the Trust, BlackRock Floating Rate Income Portfolio (“Floating Rate Income” or the “Fund”). The Fund is classified as diversified. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor C and Investor C1 Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor C and Investor C1 Shares bear certain expenses related to the shareholder servicing of such shares, and Investor C and Investor C1 Shares also bear certain expenses related to the distribution of such shares. Investor C1 Shares are only available for issuance to shareholders of BlackRock Senior Floating Rate Fund II, Inc. in connection with such fund’s reorganization. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

The following is a summary of significant accounting policies followed by the Fund:

Basis of Consolidation: The accompanying consolidated financial statements include the account of SFR Subsidiary, LLC (the “Taxable Subsidiary”), a wholly owned taxable subsidiary of the Fund. The Taxable Subsidiary enables the Fund to hold its investment in J.G. Wentworth LLC Preferred Equity Interests that is organized as an operating partnership and still satisfy Regulated Investment Company (“RIC”) tax requirements. Income earned and gains realized on the investment held by the Taxable Subsidiary are taxable to such subsidiary. A tax provision for income, if any, is shown as income tax on the Consolidated Statement of Operations. A tax provision for income from realized and unrealized gains, if any, is included as a reduction of realized and unrealized gain (loss) on the Consolidated Statement of Operations. The Fund may invest up to 25% of its total assets in the Taxable Subsidiary. Intercompany accounts and transactions have been eliminated. The Taxable Subsidiary is subject to the same investment policies and restrictions that apply to the Fund.

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at net asset value (“NAV”) each business day.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee deems relevant consistent with the principles of fair value measurement which include the market approach, income

24	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2013

Notes to Consolidated Financial Statements (continued)

approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board.

Foreign Currency: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Floating Rate Loan Interests: The Fund may invest in floating rate loan interests. The floating rate loan interests the Fund holds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

When the Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2013	25

Notes to Consolidated Financial Statements (continued)

that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts and swaps), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Fund engaging in such transactions may have requirements to deliver/ deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The portion of distributions that exceed the Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of the Fund’s taxable net income and net capital gains, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a non-taxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for the periods ended September 30, 2010, August 31, 2011 and August 31, 2012. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Consolidated Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Consolidated Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge, or protect, its exposure to certain risks such as credit risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged

26	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2013

Notes to Consolidated Financial Statements (continued)

by/posted to the counterparty. Counterparty risk related to centrally cleared swaps is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Fund and each of its respective counterparties. An ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that the counterparty to the contract does not perform its obligations under the agreement.

Swaps: The Fund enters into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the

“CCP”) and the Fund faces the CCP through a future commission merchant. Unlike a bilateral swap agreement, for centrally cleared swaps, the Fund has no credit exposure to the counterparty as the CCP stands between the Fund and the counterparty. These payments received or made by the Fund are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively in the Consolidated Statement of Assets and Liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swaps, if any, is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•	Credit default swaps – The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2013	27

Notes to Consolidated Financial Statements (continued)

of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of February 28, 2013

	Asset Derivatives

	Consolidated Statement of Assets and Liabilities Location	Value

Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$809,937

	Liability Derivatives

	Consolidated Statement of Assets and Liabilities Location	Value

Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$945

The Effect of Derivative Financial Instruments In the Consolidated Statement of Operations
Six Months Ended February 28, 2013

Net Realized Loss From

Foreign currency exchange contracts:
Foreign currency transactions		$(835,708)
Credit contracts:
Swaps		(1,132,594)

Total		$(1,968,302)

Net Change in Unrealized Appreciation/Depreciation on

Foreign currency exchange contracts:
Foreign currency translations		$1,265,416
Credit contracts:
Swaps		644,280

Total		$1,909,696

For the six months ended February 28, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

Foreign currency exchange contracts:
Average number of contracts - US dollars purchased		7
Average US dollar amounts purchased		$24,496,095
Credit default swaps:
Average number of contracts – sell protection		1
Average notional value – sell protection		$599,500

3. Investment Advisory Agreements and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Investment
Average Daily Net Assets	Advisory Fee

First $1 Billion	0.550%
$1 Billion - $2 Billion	0.500%
$2 Billion - $3 Billion	0.475%
Greater than $3 Billion	0.450%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is included in fees waived by Manager in the Consolidated Statement of Operations. For the six months ended February 28, 2013, the amount waived was $72,395.

The Manager provides investment management and other services to the Taxable Subsidiary. The Manager does not receive separate compensation from the Taxable Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets which includes the assets of the Taxable Subsidiary.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Trust, on behalf of the Fund, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service	Distribution
	Fee	Fee

Investor A	0.25%	N/A
Investor C	0.25%	0.75%
Investor C1	0.25%	0.50%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor C and Investor C1 shareholders.

28	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2013

Notes to Consolidated Financial Statements (continued)

For the six months ended February 28, 2013, the following table shows the class specific service and distribution fees borne directly by each class of the Fund:

Investor A	$608,189
Investor C	273,521
Investor C1	360,500

Total	$1,242,210

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended February 28, 2013, the Fund paid $8,618 to affiliates in return for these services, which is included in transfer agent – class specific in the Consolidated Statement of Operations.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended February 28, 2013, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent – class specific in the Consolidated Statement of Operations:

Institutional	$845
Investor A	3,082
Investor C	554
Investor C1	671

Total	$5,152

For the six months ended February 28, 2013, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Institutional	$55,114
Investor A	153,413
Investor C	17,658
Investor C1	30,907

Total	$257,092

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Fund. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of the average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of the average daily net assets in excess of $1 billion. In addition, BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for the Fund or a share class which are included in administration fees waived and administration fees waived – class specific in the Consolidated Statement of Operations. For the six months ended February 28, 2013, the Fund paid $436,218 to the Manager in return for these services, which are included in administration, administration – class specific and administration fees waived – class specific in the Consolidated Statement of Operations.

For the six months ended February 28, 2013, the following table shows the class specific administration fees borne directly by each class of the Fund:

Institutional	$72,881
Investor A	60,461
Investor C	6,838
Investor C1	12,016

Total	$152,196

The Manager contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business, in order to limit expenses. The expense limitations as a percentage of average daily net assets are as follows:

Institutional	0.70%
Investor A	1.05%
Investor C	1.80%
Investor C1	1.80%

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to January 1, 2014 unless approved by the Board, including a majority of the Independent Trustees.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2013	29

Notes to Consolidated Financial Statements (continued)

These amounts are included in fees waived by Manager, and shown as administration fees waived – class specific, transfer agent fees waived – class specific, transfer agent fees reimbursed – class specific and expenses reimbursed by Manager, respectively, in the Consolidated Statement of Operations. For the six months ended February 28, 2013, the amount included in fees waived by Manager was $23,449. Class specific expense waivers or reimbursements are as follows:

	Institutional	Investor A	Investor C	Total

Administration Fees Waived	$20,102	$893	$96	$21,091
Transfer Agent Fees Waived	$207	$9	$15	$231
Transfer Agent Fees Reimbursed	$14,468	–	$73	$14,541

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the six months ended February 28, 2013, the Manager recouped the following Fund level and class specific waivers:

Fund Level	$59,871
Investor A	$39,799
Investor C	$7,958

On February 28, 2013, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring August 31,

	2013	2014	2015

Fund Level	$344,670	$365,135	$23,449
Institutional	$61,446	$164,692	$34,778
Investor A	–	–	$901
Investor C	–	–	$184

For the six months ended February 28, 2013, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $29,278.

For the six months ended February 28, 2013, affiliates received CDSCs relating to transactions in Investor A, Investor C and Investor C1 Shares of $21,685, $3,772 and $53, respectively.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Officer and Trustees in the Consolidated Statement of Operations.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 2013, were $1,228,084,781 and $619,247,971, respectively.

5. Income Tax Information:

As of August 31, 2012, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires August 31,

2013	$945,546
2014	2,561,691
2015	36,342,743
2016	23,949,741
2017	36,103,579
2018	5,675,863
No expiration date[1]	16,935,797

Total	$122,514,960

[1]	Must be utilized prior to losses subject to expiration.

As of February 28, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$2,034,785,815

Gross unrealized appreciation	$27,908,593
Gross unrealized depreciation	(7,586,378)

Net unrealized appreciation	$20,322,215

6. Borrowings:

Effective April 26, 2012, the Fund renewed a $300,000,000 senior unsecured, 364-day revolving line of credit (the “BNS Agreement”) with The Bank of Nova Scotia (“BNS”). Advances are made by BNS to the Fund, at the Fund’s option of (a) the Alternate Base Rate which is generally the Prime Rate as periodically announced by BNS or (b) 1.00% plus the 7-day, 14-day, 30-day, 60-day or 90-day LIBOR or (c) 1.00% plus the Fed Funds rate. In addition, the Fund pays a commitment fee of 0.10% per annum based on BNS’s total commitment to the Fund. The fees associated with the BNS Agreement are included in the Consolidated Statement of Operations as borrowing costs.

The Fund did not borrow under the BNS Agreement during the six months ended February 28, 2013.

30	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2013

Notes to Consolidated Financial Statements (continued)

7. Commitments:

The Fund may invest in floating rate loan interests. In connection with these investments, the Fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Consolidated Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation or depreciation is included in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations. As of February 28, 2013, the Fund had the following unfunded floating rate loan interests:

Borrower	Unfunded Floating Rate Loan Interests	Value of Underlying Floating Rate Loan Interests	Unrealized Appreciation

Leslie’s Poolmart, Inc.	$141,217	$142,349	$1,132

8. Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market

(market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

9. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended February 28, 2013		Year Ended August 31, 2012
	Shares	Amount	Shares	Amount

Institutional

Shares sold	49,484,283	$515,406,750	30,621,177	$312,965,406
Shares issued in reinvestment of dividends	1,092,279	11,365,675	1,252,863	12,736,184
Shares redeemed	(5,679,568)	(59,051,997)	(10,254,479)	(104,160,770)

Net increase	44,896,994	$467,720,428	21,619,561	$221,540,820

Investor A

Shares sold	15,848,860	$164,938,532	14,834,518	$151,485,509
Shares issued in reinvestment of dividends	743,478	7,729,128	1,046,811	10,635,214
Shares redeemed	(5,287,384)	(55,057,010)	(8,858,323)	(89,493,616)

Net increase	11,304,954	$117,610,650	7,023,006	$72,627,107

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2013	31

Notes to Consolidated Financial Statements (concluded)

	Six Months Ended February 28, 2013		Year Ended August 31, 2012

	Shares	Amount	Shares	Amount

Investor C

Shares sold	2,493,987	$25,944,864	2,041,680	$20,805,896
Shares issued in reinvestment of dividends	78,645	817,739	110,721	1,124,673
Shares redeemed	(636,186)	(6,614,047)	(1,128,696)	(11,411,154)

Net increase	1,936,446	$20,148,556	1,023,705	$10,519,415

Investor C1

Shares sold	2,964	$30,796	908	$9,127
Shares issued in reinvestment of dividends	111,612	1,160,139	301,126	3,053,734
Shares redeemed	(845,323)	(8,780,863)	(3,591,450)	(36,506,993)

Net decrease	(730,747)	$(7,589,928)	(3,289,416)	$(33,444,132)

Total Net Increase	57,407,647	$597,889,706	26,376,856	$271,243,210

There is a 2% redemption fee on shares redeemed or exchanged within 30 days of purchase. The redemption fees are collected and retained by the Fund for the benefit of its remaining shareholders. The redemption fees are recorded as a credit to paid-in-capital. Effective April 8, 2013, the redemption fee was terminated and is no longer charged by the Fund.

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective April 25, 2013, the agreement with BNS terminated and the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), became a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Participating Funds may borrow to fund shareholder redemptions. The agreement expires in April 2014. Of the aggregate $800 million commitment amount, $300 million is specifically designated to the Fund. The remaining $500 million commitment is available to all Participating Funds, but the Fund may borrow up to an additional $200 million of the remaining aggregate commitment, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a commitment fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which, along with commitment fees, were allocated to it based upon the portion of the aggregate commitment designated to the Fund and other considerations.

32	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2013

Officers and Trustees

Robert M. Hernandez, Chairman of the Board and Trustee

Fred G. Weiss, Vice Chairman of the Board and Trustee

Paul L. Audet, Trustee

James H. Bodurtha, Trustee

Bruce R. Bond, Trustee

Donald W. Burton, Trustee

Honorable Stuart E. Eizenstat, Trustee

Laurence D. Fink, Trustee

Kenneth A. Froot, Trustee

Henry Gabbay, Trustee

John F. O’Brien, Trustee

Roberta Cooper Ramo, Trustee

David H. Walsh, Trustee

John M. Perlowski, President and Chief Executive Officer

Brendan Kyne, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and

  Anti-Money Laundering Officer

Benjamin Archibald, Secretary

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor

BlackRock Financial Management, Inc.

New York, NY 10055

Accounting Agent, Co-Administrator and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2013	33

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/ edelivery
2)	Select “eDelivery” under the “More Information” section
3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http:// www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

34	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2013

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2013	35

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund	BlackRock Global Long/Short Equity Fund	BlackRock Mid-Cap Value Opportunities Fund
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Natural Resources Trust
BlackRock Basic Value Fund	BlackRock Global SmallCap Fund	BlackRock Pacific Fund
BlackRock Capital Appreciation Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock Real Estate Securities Fund
BlackRock China Fund	BlackRock Index Equity Portfolio	BlackRock Russell 1000 Index Fund
BlackRock Commodity Strategies Fund	BlackRock India Fund	BlackRock Science & Technology
BlackRock Disciplined Small Cap Core Fund	BlackRock International Fund	Opportunities Portfolio
BlackRock Emerging Markets Fund	BlackRock International Index Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock Emerging Markets Long/Short	BlackRock International Opportunities Portfolio	BlackRock Small Cap Growth Fund II
Equity Fund	BlackRock Large Cap Core Fund	BlackRock Small Cap Index Fund
BlackRock Energy & Resources Portfolio	BlackRock Large Cap Core Plus Fund	BlackRock S&P 500 Index Fund
BlackRock Equity Dividend Fund	BlackRock Large Cap Growth Fund	BlackRock S&P 500 Stock Fund
BlackRock EuroFund	BlackRock Large Cap Value Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Flexible Equity Fund	BlackRock Latin America Fund	BlackRock Value Opportunities Fund
BlackRock Focus Growth Fund	BlackRock Long-Horizon Equity Fund	BlackRock World Gold Fund
BlackRock Global Dividend Income Portfolio	BlackRock Mid-Cap Growth Equity Portfolio
Taxable Fixed Income Funds

BlackRock Bond Index Fund	BlackRock High Yield Bond Portfolio	BlackRock Strategic Income
BlackRock Core Bond Portfolio	BlackRock Inflation Protected Bond Portfolio	Opportunities Portfolio
BlackRock CoreAlpha Bond Fund	BlackRock International Bond Portfolio	BlackRock Total Return Fund
BlackRock Emerging Market Local Debt Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock U.S. Government Bond Portfolio
BlackRock Floating Rate Income Portfolio	BlackRock Low Duration Bond Portfolio	BlackRock U.S. Mortgage Portfolio
BlackRock Global Long/Short Credit Fund	BlackRock Secured Credit Portfolio	BlackRock World Income Fund
BlackRock GNMA Portfolio
Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Global Allocation Fund	2015	2040	Retirement	2040
BlackRock Managed Volatility Portfolio	2020	2045	2020	2045
BlackRock Multi-Asset Income Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Real Return Fund	2030	2055	2030	2055
BlackRock Strategic Risk Allocation Fund	2035		2035

BlackRock Prepared Portfolios	LifePath Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

36	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2013

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) –	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) –	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) –	Code of Ethics – Not Applicable to this semi-annual report

(a)(2) –	Certifications – Attached hereto

(a)(3) –	Not Applicable

(b) –	Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: May 1, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: May 1, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds II

Date: May 1, 2013

3